UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 10, 2011 (November 8, 2011)
Date of Report (Date of earliest event reported):

NICOR INC.
 (Exact name of registrant as specified in its charter)

Illinois	1-7297	36-2855175
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1844 Ferry Road
Naperville, Illinois 60563-9600
 (Address of principal executive offices) (Zip Code)

(630) 305-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 8, 2011, the Compensation Committee of the Board of Directors of Nicor Inc. (the “Compensation Committee”) approved (i) an amendment to the Nicor Inc. Supplemental Senior Officer Retirement Plan (the “SSOR Plan Amendment”), (ii) an amendment to the Nicor Inc. Stock Deferral Plan (the “Stock Deferral Plan Amendment”) and (iii) amendments to Change in Control Agreements between the Company and its executive officers (the “CIC Amendments”).

The SSOR Plan Amendment specifies the contributions to be made by the Company under the plan on behalf of plan participants for a plan year in which a change in control of the Company occurs. The SSOR Plan Amendment is filed as an exhibit to this report, and its terms are incorporated herein by reference.

The Stock Deferral Plan Amendment revises the calculation of the cash out payment of stock units in a participant’s account in the case of a change in control of the Company to conform to the method for cashing out those units specified in the Agreement and Plan of Merger dated December 6, 2010 among the Company, AGL Resources Inc, Apollo Acquisition Corp. and Ottawa Acquisition LLC. The Stock Deferral Plan Amendment is filed as an exhibit to this report, and its terms are incorporated herein by reference.

The CIC Amendments provide for (i) inclusion in the payment made under the agreements to officers separated from service upon a change in control the amount such officers would have received over the severance period under the Company’s Supplementary Retirement Plan without regard to provisions in that plan that might otherwise not provide certain of such officers a benefit under that plan because their salary prior to separation from service was below the threshold amount set under the plan and (ii) direct payment under the agreements to officers separated from service upon a change in control of the amount that would have credited to their accounts over the severance period under the Nicor Inc. Supplemental Senior Officer Retirement Plan. The form of the CIC Amendment is filed as an exhibit to this report, and its terms are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits

(d)	Exhibits

The following are filed as exhibits to this report

10.01.	Amendment to Nicor Inc. Supplemental Senior Officer Retirement Plan
10.02.	Amendment to Nicor Inc. Stock Deferral Plan
10.03.	Form of Amendment to Change-in-Control Agreement

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nicor Inc.

Date	November 10, 2011	/s/ Richard L. Hawley
Richard L. Hawley
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Documents

10.01.	Amendment to Nicor Inc. Supplemental Senior Officer Retirement Plan
10.02.	Amendment to Nicor Inc. Stock Deferral Plan
10.03.	Form of Amendment to Change-in-Control Agreement